UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2022

Mondee Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd. Suite 315 Austin, TX	78750
(Address of principal executive offices)	(Zip Code)

(650) 646-3320

(Registrant’s telephone number, including area code)

ITHAX Acquisition Corp.

555 Madison Avenue

Suite 11A

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC

Warrants to purchase Class A common stock	MONDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 18, 2022, Mondee Holdings, Inc., a Delaware corporation (the “Company”), received written notice (the “Notice”) from the Staff of the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Staff has determined that the Company has not complied with the requirements of IM-5101-2 because the Company did not demonstrate that its Class A common stock complies with (a) the minimum 1,100,000 Unrestricted Publicly Held Shares requirement in Listing Rule 5405(a)(2) (the “Unrestricted Publicly Held Shares Requirement”) and (b) the minimum $20 million in Market Value of Unrestricted Publicly Held Shares requirement in Listing Rule 5405(b)(3)(B) (the “Market Value of Unrestricted Publicly Held Shares Requirement” and, together with the Unrestricted Publicly Held Shares Requirement, the “Exchange Requirements”) and (ii) the Company’s warrants do not qualify for initial listing since the security underlying the warrant, the Company’s Class A common stock, does not qualify. The Notice indicated that Company’s Class A common stock and warrants will be suspended from Nasdaq on July 27, 2022 and a Form 25-NSE will be filed with the Securities and Exchange Commission unless the Company requests a hearing before a Hearings Panel (the “Panel”) by 4:00 p.m. Eastern Time on July 25, 2022. The Company intends to timely request the aforementioned hearing with the Panel and appeal Nasdaq’s determination, which request will stay the suspension of the Company’s Class A common stock and warrants and the filing by Nasdaq of a Form 25-NSE pending the Panel’s decision.

The Company is working diligently to satisfy the Exchange Requirements Requirements in a timely manner, though there can be no assurance that the Company will be able to satisfy the Exchange Requirements prior to the hearing date or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mondee Holdings, Inc.
Dated: July 18, 2022
	By:	/s/ Dan Figenshu
Name: Dan Figenshu Title: Chief Financial Officer